SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 29, 2004

VENTURI PARTNERS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	7363	56-1930691

(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. employer
incorporation or organization)	Classification Code number)	identification number)

Five LakePointe Plaza
2709 Water Ridge Parkway, 2nd Floor
Charlotte, North Carolina 28217
(Address, including zip code, of
Registrant’s principal executive offices)

(704) 442-5100
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Exhibit 99.1 Press release dated April 29, 2004

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition.

     On April 29, 2004, Venturi Partners, Inc. issued a press release announcing its financial results for the quarter ended March 28, 2004, a copy of which is furnished as Exhibit 99.1 and is incorporated herein by reference.

     Note: The information contained in this Report on Form 8-K (including Exhibit 99.1) is not to be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2004

Venturi Partners, Inc.

	By:	/s/ Ken R. Bramlett, Jr.

Ken R. Bramlett, Jr.
Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit	Description

Exhibit 99.1	Press release dated April 29, 2004